PURCHASE AGREEMENT NUMBER 2333

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Relating to Boeing Model 757-324 Aircraft

TABLE OF CONTENTS

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Delivery, Description, Price and Advance Payments

EXHIBIT

A. Aircraft Configuration

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features

BFE1. Buyer Furnished Equipment Variables

CS1. Customer Support Variables

EE1. Engine Escalation and Engine Warranty

SLP1. Service Life Policy Components

LETTER AGREEMENTS Revised By:

2333-01 Not Used

2333-02 Not Used

2333-03 Demonstration Flight Waiver

2333-04 Option Aircraft

2333-05 Rolls-Royce Engine Price Adjustment

2333-06 Customer Directed Seller Purchased Equipment

and Seller Purchased Equipment

2333-07 Flight Crew Training Spare Parts Support

2333-08 Spares Initial Provisioning

CONFIDENTIAL LETTER AGREEMENTS

6-1162-JMG-0318 Aircraft Performance Guarantees

6-1162-JMG-0319 Promotional Support

6-1162-JMG-0320 Special Matters

Purchase Agreement No. 2333

between

The Boeing Company

and

Continental Airlines, Inc.

______________________________

This Purchase Agreement No. 2333 dated as of December 29, 2000 is between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to the purchase and sale of Model 757-324 aircraft. The terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA) are hearby incorporated by reference to this Purchase Agreement.

Article 1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 757-324 aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to this Purchase Agreement.

Article 2. Delivery Schedule.

The Aircraft will be delivered to Customer in accordance with the scheduled months of delivery listed in the attached Table 1. Exhibit B, which is part of this Purchase Agreement, describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to mutually agreed upon price adjustments and the Escalation Adjustment.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices for the Aircraft are listed in Table 1 and were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

3.3 Boeing has not yet established the Aircraft Basic Price for Aircraft scheduled to be delivered after December 31, 2005. The prices listed in Table 1 for such Aircraft are only to provide Customer with an estimate of the applicable Advance Payment Base Prices. Accordingly, the Aircraft Basic Price for such Aircraft will be the sum of the Airframe Price, Optional Features Prices and the Engine Price first published by Boeing for the same model of aircraft and engines to be delivered after December 31, 2005.

Article 4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The amounts and payment dates for advance payments to be made by Customer are set forth in the attached Table 1. Advance payments for each aircraft are due on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in Table 1.

4.4 The Aircraft Price is the total amount Customer will pay to Boeing at the time of delivery of each Aircraft. Such Aircraft Price will be calculated at time of delivery using then available escalation factors to calculate the Escalation Adjustment. The invoice amount for an Aircraft will show the Aircraft Price appropriately adjusted to account for previously received applicable advance payments.

Article 5. Miscellaneous.

5.1 Aircraft Delivery, Description, Price and Advance Payments. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula. The provisions of Exhibit D to the AGTA are not applicable to this Purchase Agreement. Accordingly, the definition of "Escalation Adjustment" is hereby revised to refer to "Exhibit AE1" instead of "Exhibit D".

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Supplemental Exhibit CS1 contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

5.5 Engine Escalation and Engine Warranty. Supplemental Exhibit EE1 contains the applicable engine escalation formula and the engine warranty for the Aircraft.

5.6 Service Life Policy Components. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft (excluding any confidential information such as price, delivery schedule, etc.) upon approval of Boeing's press release by Customer's public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 12 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof, and may be changed only in writing signed by authorized representatives of the parties.

CONTINENTAL AIRLINES, INC. THE BOEING COMPANY

By /s/ Gerald Laderman By /s/ J. A. McGarvey

Its Senior Vice President - Finance By Attorney-In-Fact

Table 1 to

Purchase Agreement No. 2333

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTGW: 757-300 260,000

Engine Model: RB211-535E4-B

Detail Specification: D019N003 (5/16/2000)

Price Base Year: Jul-99

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A to Purchase Agreement Number 2333

AIRCRAFT CONFIGURATION

Dated December 29, 2000

relating to

BOEING MODEL 757-324 AIRCRAFT

The Detail Specification is Boeing Detail Specification D019N003CAL53P-1 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D019N003, Revision B, dated September 20, 2000 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019NCR1CAL53P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Exhibit A to

Purchase Agreement No. 2333

Price

Per A/P F/O

               CR / TITLE                 1999   PRICE

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit B to Purchase Agreement Number 2333

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 757-324 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished. Failure to obtain such completion deadlines shall not be deemed a breach of this Purchase Agreement or reduce or amend the parties' obligations hereunder.

1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents.

Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 months prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 days prior to delivery a complete crew and passenger list and a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

2. Insurance CertificateS.

Unless provided earlier, Customer will provide to Boeing not later than 30 days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3. NOTICE OF FLYAWAY CONFIGURATION.

Not later than 20 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include :

(i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

(iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v) a complete ferry flight itinerary.

4. DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided

757	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMIS- SION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing or Boeing's sales subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5. DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2. Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. If necessary, Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Supplemental Exhibit AE1 to Purchase Agreement Number 2333

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 757-324 AIRCRAFT

1. Formula.

Airframe and Optional Features Price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P+B)(L + M) - P

Where:

Pa = Airframe Price Adjustment.

L = .65 x ( ECI

ECIb ) where ECIb is the base year index

(as set forth in Table 1 of this

Purchase Agreement)

M = .35 x ( ICI

ICIb ) where ICIb is the base year index

(as set forth in Table 1 of this

Purchase Agreement)

P = Airframe Price plus Optional Features Price (as set forth in Table 1 of this Purchase Agreement).

B = 0.005 x (N/12) x (P) where N is the calendar month and
year of scheduled Aircraft delivery
minus the calendar month and year
of the Base Price Year, both as
shown in Table 1 of this
Purchase Agreement.

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Employment Cost Index for workers in aerospace manufacturing - Wages and Salaries" (ECI code 3721W), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the fifth, sixth and seventh months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Producer Prices and Price Index - Industrial Commodities Index ", calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 5th, 6th and 7th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics (base year June 1989 = 100). The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February of the price base year shown in the Purchase Agreement which is consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1.

2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2333

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 757-324 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System Completed

Galley Inserts Completed

Seats (passenger) Completed

Overhead & Audio System Completed

Miscellaneous Emergency Equipment Completed

Cargo Handling Systems Telair Scandanavian Bellyloader

2. On-dock Dates

On or before February 2001, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item Preliminary On-Dock Dates

[Month of Delivery:]

Seats	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COM- MISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Electronics
Miscellaneous/ Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Item Preliminary On-Dock Dates

[Month of Delivery:]

Seats	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COM- MISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Electronics
Miscellaneous/ Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits

Item Preliminary On-Dock Dates

[Month of Delivery:]

Seats	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COM- MISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Electronics
Miscellaneous/ Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits

Item Preliminary On-Dock Dates

[Month of Delivery:]

Seats	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COM- MISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Electronics
Miscellaneous/ Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits

Item Preliminary On-Dock Dates

[Month of Delivery:]

Seats	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COM- MISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Electronics
Miscellaneous/ Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item Preliminary On-Dock Dates

[Month of Delivery:]

Seats	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COM- MISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Electronics
Miscellaneous/ Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item Preliminary On-Dock Dates

[Month of Delivery:]

Seats	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COM- MISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Electronics
Miscellaneous/ Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

Item Preliminary On-Dock Dates

[Month of Delivery:]

Seats	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COM- MISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Electronics
Miscellaneous/ Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Radomes

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Supplemental Exhibit CS1 to Purchase Agreement Number 2333

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 757-324 AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer's request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

1.1 Maintenance Training Minor Model Differences Course, if requested, covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 18 students;

1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2. Flight Training.

Boeing will provide, if requested, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.

3. Planning Assistance.

3.1 Maintenance and Ground Operations.

Upon request, Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

3.2 Spares.

Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4. Technical Data and Documents.

Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

ENGINE ESCALATION AND

ENGINE WARRANTY

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Supplemental Exhibit EE1 to Purchase Agreement Number 2333

ENGINE ESCALATION AND

ENGINE WARRANTY

relating to

BOEING MODEL 757-324 AIRCRAFT

1. ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for Rolls-Royce plc RB211-535 series engines and all accessories, equipment and parts provided by the engine manufacturer. The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

Pe = (Pb + F) (LQ + MQ + EQ) - Pb

(b) The following definitions will apply herein:

Pe = Engine Price Adjustment

Pb = Engine Base Price (per Aircraft), as set forth in Table 1 of the Purchase

Agreement.

F = 0.005(N)(Pb), where N = the calendar year of scheduled Engine delivery, minus the year of the Base Year Dollars month shown in Table 1. For this calculation, Engine delivery is assumed to be the month of scheduled Aircraft delivery.

LQ, MQ and EQ are quotients obtained by dividing the index number shown in the actual data in accordance with the formula below. The index values utilized in each formula will be the arithmetic average (rounded to the nearest thousandth for LQ and nearest hundredth for MQ and EQ ) of the numbers shown in the actual data for the 13th, 12th and 11th month prior to the month of scheduled Aircraft delivery divided by the arithmetic average (similarly rounded) of the numbers shown in the actual data for the 13th, 12th and 11th month prior to the Base Year Dollars month set forth in Table 1.

LQ = The Labor Index will be equal to 60% of the quotient obtained from "Hourly Earnings of Aircraft Engines and Engine Parts Production Workers" SIC 3724, and rounded to the nearest ten-thousandth.

MQ = The Materials Index will be equal to 30% of the quotient obtained from "Producer Price Index - Code 10, Metals and Metal Products", and rounded to the nearest ten-thousandth.

EQ = The Fuel Index will be equal to 10% of the quotient obtained from "Producer Price Index - Code 5, Fuels and Related Products and Power", and rounded to the nearest ten-thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Base Price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used will be those published as of a date 30 days prior to the scheduled Aircraft delivery to Customer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

NOTE: The factor by which the Engine Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest ten-thousandth. Any rounding of a number, as required under this Supplemental Exhibit EE1 with respect to escalation of the Engine Price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from Rolls-Royce plc the right to extend to Customer the provisions of Rolls-Royce plc's Warranty Agreement, "RB211-535E4 Power Plant Warranty Agreement", reference RR/TBC ED, subject, however, to Customer's acceptance of the conditions set forth therein. Accordingly, Boeing hereby extends to Customer, and Customer hereby accepts that the provisions of such Warranty Agreement shall apply to Power Plants installed in the Aircraft at the time of delivery, provided that Customer may, by notice given to Boeing and Rolls-Royce plc prior to the delivery of the Aircraft, elect to substitute for such Warranty Agreement any corresponding warranty included either in a General Terms Agreement currently effective between Customer and Rolls-Royce plc or in a contract for the sale by Rolls-Royce plc to Customer of Power Plants. In consideration for such extension, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed Power Plants and releases and discharges Rolls-Royce plc from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed Power Plants except as expressly assumed by Rolls-Royce plc in such Warranty Agreement or Purchase Contract referenced RR/CAL/DEG 2124 dated December 7, 1993 between Customer and Rolls-Royce plc.

Copies of this Warranty Agreement may be obtained directly from Rolls-Royce plc.

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Supplemental Exhibit SLP1 to Purchase Agreement Number 2333

COVERED SERVICE LIFE COMPONENTS

relating to

BOEING MODEL 757 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 2333.

1. Wing.

(a) Upper and lower skins and stiffeners between the forward and rear wing spars.

(b) Wing spar webs, chords, and stiffeners.

(c) Inspar wing ribs.

(d) Inspar splice plates and fittings.

(e) Main landing gear support structure.

(f) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

(g) Wing-to-body structural attachments.

(h) Engine strut support fittings attached directly to wing primary structure.

(i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(j) Trailing edge flap tracks and carriages.

(k) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2. Body.

(a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(b) Window and windshield structure but excluding the windows and windshields.

(c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(d) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(e) Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(g) Forward and aft pressure bulkheads.

(h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels, and related installation and connecting devices.

(j) Support structure in the body for the stabilizer pivot and stabilizer screw.

3. Vertical Stabilizer.

(a) External skins between front and rear spars.

(b) Front, rear and auxiliary spar chords, webs, and stiffeners, and attachment fittings between vertical stabilizer and body.

(c) Inspar ribs.

(d) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuator.

(e) Rudder internal, fixed attachment and actuator support structure.

(f) Rudder hinges and supporting ribs, excluding bearings.

4. Horizontal Stabilizer.

(a) External skins between front and rear spars.

(b) Front, rear and auxiliary spar chords, webs, and stiffeners.

(c) Inspar ribs.

(d) Stabilizer center splice fittings, pivot and screw support structure.

(e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(f) Elevator internal, fixed attachment and actuator support structure.

5. Engine Strut.

(a) Strut external surface skin and doublers and stiffeners.

(b) Internal strut chords, frames and bulkheads.

(c) Strut to wing fittings and diagonal brace.

(d) Engine mount support fittings attached directly to strut structure.

(e) For Aircraft equipped with Pratt & Whitney engines only, the engine mounted support fittings.

6. Main Landing Gear.

(a) Outer cylinder.

(b) Inner cylinder.

(c) Upper and lower side struts, including spindles and universals.

(d) Drag strut.

(e) Side strut reaction link.

(f) Side strut support link.

(g) Downlock links including spindles and universals.

(h) Orifice plate.

(i) Trunnion link.

(j) Truck beam.

(k) Axles.

(l) Torsion links.

(m) Stabilizer link.

7. Nose Landing Gear.

(a) Outer cylinder.

(b) Inner cylinder.

(c) Upper and lower drag strut, including lock links.

(d) Axles.

(e) Torsion links.

(f) Steering plates and steering collar.

(g) Orifice plate.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

December 29, 2000

2333-03

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Demonstration Flight Waiver

Reference: Purchase Agreement No. 2333 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: Customer's or a third party's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

Aircraft Model	Total Fuel Entitlement (U.S. Gallons)
757	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COM- MISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing's suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. Any such correction by Boeing shall be at no cost to Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing's Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.

Very truly yours,

THE BOEING COMPANY

By    /s/ J. A. McGarvey

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:    December 29, 2000

Continental Airlines, Inc.

By    /s/ Gerald Laderman

Its    Senior Vice President - Finance

December 29, 2000

2333-04

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft

Reference: Purchase Agreement 2333 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to manufacture and sell to Customer additional Model 757-324 aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 757 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required regulatory certificates; and

(iii) Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before January, 2006, will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing's then-current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

The engine manufacturer's current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement have been estimated to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before January, 2006, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 757-324 aircraft and engines for delivery in the year 2006 and after. When prices and the pricing bases are established for the Model 757-324 aircraft delivering in the year 2006 and after, the information listed in the Attachment will be appropriately amended.

3. Payment.

3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Option Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Option Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

5. Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By    /s/ J. A. McGarvey

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:      December 29, 2000

Continental Airlines, Inc.

By       /s/ Gerald Laderman

Its       Senior Vice President - Finance

Attachment

Attachment to

Letter Agreement No. 2333-04

Option Aircraft

Delivery, Description, Price and Advance Payments

Airframe Model/MTGW: 757-300 260,000

Engine Model: RB211-535E4-B

Detail Specification: D019N003 (5/16/2000)

Price Base Year: Jul-99

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

December 29, 2000

2333-05

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Rolls-Royce Engine Price Adjustment

Reference: Purchase Agreement No. 2333 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement is entered into on the date below, and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. It is understood by the parties that the Aircraft Basic Price of each Aircraft includes an aggregate price for Rolls-Royce Model RB211-535E4-B engines of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], expressed in July 1999 dollars. Such price may be adjusted by Rolls-Royce to reflect any change incorporated in such engines in order to satisfy any new rules or regulations, or changes or amendments to the existing rules or regulations, issued by the FAA, or other applicable U.S. Federal Agency, after June 29, 1998 (Engine Modification).

2. Within 20 working days after the execution of the Purchase Agreement, Boeing will place a purchase order with Rolls-Royce for the engines to be installed on the Aircraft. The engine price adjustment specified in paragraph 1 shall not apply to any engines scheduled for delivery to Boeing less than twenty-four (24) months after the later of:

(i) the date of such purchase order between Boeing and
Rolls-Royce, or

(ii) the date of Rolls-Royce notification to Boeing of such engine price adjustment.

3. The parties agree that, notwithstanding the provisions of Article 3 of the AGTA, if an Engine Modification is incorporated by Rolls-Royce on engines installed on any of the Aircraft:

(i) Boeing will adjust the Purchase Price of any such Aircraft by the amount that Rolls-Royce adjusts the price of such engines to Boeing, as provided in paragraph 1 above, and for the cost to accomplish any necessary change, modification or alteration to the Aircraft (Aircraft Modification) on which the engines are installed;

(ii) notwithstanding the provisions of Article 2 of the Purchase Agreement and Article 7 of the AGTA, the time of delivery of such Aircraft will be extended to reflect any delay attributable to the Engine Modification or Aircraft Modification and this delay will be deemed an Excusable Delay under the provisions of the Agreement; and

(iii) Boeing will, if necessary, revise the applicable Aircraft Detail Specification as required to reflect the effects of any Engine Modification or Aircraft Modification.

Very truly yours,

THE BOEING COMPANY

By     /s/ J. A. McGarvey

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:    December 29, 2000

Continental Airlines, Inc.

By     /s/ Gerald Laderman

Its          Senior Vice President - Finance

December 29, 2000

2333-06

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Customer Directed Seller Purchased Equipment

and Seller Purchased Equipment

Reference: Purchase Agreement No. 2333 (the Purchase Agreement) between

The Boeing Company (Boeing) and (Customer) relating to

Model  757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases for Customer.

Customer Directed Seller Purchased Equipment (CDSPE) is SPE for which Customer is to solicit proposals from suppliers, select the supplier, and negotiate commercial terms.

References to SPE in this Letter Agreement will be inclusive of CDSPE unless otherwise specified.

Developmental Buyer Furnished Equipment (DBFE) is BFE not previously certified for installation on the same model aircraft. This Letter Agreement does not include developmental avionics.

1. Price.

Advance Payments. An estimated SPE price will be included in the Advance Payment Base Price for the purpose of establishing the advance payments for the Aircraft. The estimated price of this SPE for each of the Aircraft is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Responsibilities.

2.1. Customer is responsible for:

(i) selecting the supplier on or before:

for galleys - Completed

(ii) selecting a FAA certifiable part;

(iii) providing to Boeing the SPE part specification/Customer requirements;

(iv) providing notice to CDSPE suppliers that the standard Boeing purchase order terms and and conditions, commodity specific requirements and technical documents will apply;

(v) advising CDSPE suppliers to provide part number pricing and work-statement information, as agreed to between supplier and Customer, to Boeing at the Galley Initial Technical Coordination Meeting; or earlier if selected supplier requires purchase order prior to this meeting;

(vi) obtaining the supplier's warranty and agreement to provide customer support commitments for the CDSPE in accordance with paragraphs 3.6 of Exhibit A of the AGTA. CDSPE is deemed BFE for purposes of Part 2 and Part 4 of Exhibit C, the Product Assurance Document of the AGTA; and

(vii) provide CDSPE suppliers with the latest configuration specifications agreed to between Customer and Boeing.

2.2. Boeing is responsible for:

(i) placing and managing the purchase order with the supplier;

(ii) coordinating with the suppliers on technical issues;

(iii) ensuring that the delivered SPE complies with the part specification;

(iv) obtaining certification of the Aircraft with the SPE installed; and

(v) for SPE other than CDSPE, obtaining for Customer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Part 2 and Part 4 of Exhibit C, the Product Assurance Document of the AGTA .

3. Supplier/Equipment Selection.

In addition to those responsibilities described above, for galleys, the following provisions apply with respect to Customer's selection of suppliers: (Note: Galleys are considered CDSPE)

Galley Requirements. Customer has provided Boeing the definitive galley configuration requirements.

Boeing has submitted to Customer a list of offerable suppliers.

If Customer does not select their supplier by the above date (paragraph 2.1.i), or if Customer selects a supplier that is not on the Boeing Bidder's list, such galley will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

Boeing shall retain the right to approve Customer's selected supplier's and/or part numbers, for each item of SPE.

4. Changes.

After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Customer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Customer wants any changes made, requests must be made directly to Boeing for coordination with the supplier.

5. Proprietary Rights.

Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

6. Remedies.

If Customer does not comply with the obligations above, or if Customer's selected supplier is unable to deliver an FAA certifiable part(s) to Boeing in accordance with Boeing's on-dock requirements, or does not provide the necessary data or drawings in a timely manner to permit Boeing to obtain FAA approval of the Aircraft with the SPE installed then Boeing may:

(i) delay delivery of the Aircraft;

(ii) deliver the Aircraft without installing the SPE; or

(iii) substitute a comparable part and invoice Customer for the cost.

7. Customer's Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Very truly yours,

THE BOEING COMPANY

By     /s/ J. A. McGarvey

Its     Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:       December 29, 2000

Continental Airlines, Inc.

By       /s/ Gerald Laderman

Its        Senior Vice President - Finance

December 29, 2000

2333-07

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Flight Crew Training Spare Parts Support

Reference: Purchase Agreement No. 2333 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement is entered into on the date below, and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Flight Crew Training: Flight training conducted by Boeing and occurring immediately following delivery of the Aircraft.

Removed Parts: Parts removed from an Aircraft during Flight Crew Training.

Replacement Parts: Parts taken from Boeing inventory and installed in an Aircraft because no Standby Parts are available.

Standby Parts: Parts which are owned by Customer and located at Customer's designated storage area at Boeing to support Flight Crew Training.

Training Aircraft: The Aircraft delivered to Customer and used for Flight Crew Training.

1. Provisioning of Spare Parts.

To support Flight Crew Training, Boeing agrees to provide normal line maintenance and expendable spare parts at no charge on the Training Aircraft; and, Customer agrees to provide Standby Parts for the Training Aircraft. The Standby Parts list, including part numbers, exact quantities and on-dock dates, will be established during the provisioning meeting.

If parts other than those discussed above fail on the Training Aircraft during Flight Crew Training, Boeing will attempt to provide Replacement Parts for those failed parts. If Boeing is unable to provide Replacement Parts, Customer will be responsible for providing those parts.

2. Disposition of Removed Parts.

With respect to Removed Parts, Boeing may with Customer consent:

(i) repair such Removed Parts, at no charge to Customer, and either retain such parts as Standby Parts or return the Removed Parts to Customer, at Customer expense;

(ii) return the Removed Parts to Customer at Customer's expense; or

(iii) return the Removed Parts to the manufacturer for repair or replacement under such manufacturer's warranty. Upon Boeing's receipt of the repaired Removed Parts or their replacements, Boeing may retain such Removed Parts or their replacements as Standby Parts or return such Removed Parts or their replacements to Customer, at Customer's expense.

Any Removed Parts returned to Customer, or replacements, will be accomplished in accordance with any written instructions from Customer received by Boeing prior to such return.

3. Payment of Replacement Parts.

Boeing will invoice Customer for Replacement Parts at Boeing's standard price for such part.

4. Redelivery of Standby Parts.

Standby Parts not installed in the Training Aircraft will be redelivered to Customer on board the last aircraft used for Flight Crew Training.

5. Non-performance by Customer.

If Customer's non-performance of obligations in this Letter Agreement causes a delay in the Flight Crew Training, Customer will be deemed to have agreed to any such delay in Flight Crew Training. In addition, Boeing will have the right to:

(i) purchase Standby Parts and invoice Customer for the price of such parts and for any necessary adjustment and calibration of such parts;

(ii) cancel or reschedule the Flight Crew Training; or

(iii) invoice Customer for any expenses, including but not limited to ground handling expenses, maintenance costs and storage costs, that are directly attributable to the delay in the Flight Crew Training.

6. Customer Warranty.

Customer warrants that the Standby Parts will meet the requirements of the Detail Specification and be in a condition to pass Boeing's receiving inspection and functional test, and if not in a new condition, will have an attached FAA Serviceable Parts Tag.

7. Title and Risk of Loss.

Title to and risk of loss of any Standby Parts or Removed Parts will remain with Customer. Boeing will have only such liability for Standby Parts and Removed Parts as a bailee for mutual benefit would have, but will not be liable for loss of use. For Replacement Parts, title will transfer to Customer at the time such part is installed on the Training Aircraft.

Very truly yours,

THE BOEING COMPANY

By     /s/ J. A. McGarvey

Its     Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:       December 29, 2000

Continental Airlines, Inc.

By      /s/ Gerald Laderman

Its      Senior Vice President - Finance

December 29, 2000

2333-08

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Spares Initial Provisioning

Reference: Purchase Agreement No. 2333 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model  757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement is entered into on the date below, and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Applicability.

This Letter Agreement will apply to initial provisioning for the Model 757-324 Aircraft purchased by Customer under the Purchase Agreement.

2. Initial Provisioning Meeting.

Boeing will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Customer to establish mutually agreeable procedures to accomplish Customer's initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Customer for Boeing's use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Customer will be the data described in Chapter 6 of Boeing Manual D6-81834, entitled "Spares Provisioning Products Guide" (Boeing Spares Provisioning Products Guide) which will be furnished to Customer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation to be provided by Boeing as described in Boeing Spares Provisioning Products Guide (such data will be hereinafter referred to collectively as the "Provisioning Data"). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Customer will use their best efforts to convene such meeting within 30 days after execution of the Purchase Agreement.

3. Initial Provisioning Documentation.

3.1 Provisioning Data. Boeing will furnish Provisioning Data to Customer on or about April 2001. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth below in Paragraph 4.1, Boeing Spare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Customer revisions to the Provisioning Data.

3.2 Provisioning IPC. Boeing will, on or about February 2001, furnish to Customer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the "Provisioning IPC". The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Customer revisions to the Provisioning IPC.

3.3 Buyer Furnished Equipment (BFE) Provisioning Data.

3.3.1 Boeing's Responsibility. Boeing will include BFE end items in the Provisioning Data and Provisioning IPC for BFE installed on Customer's Aircraft provided such equipment has been installed on other Aircraft by Boeing and Boeing has data on the BFE.

3.3.2 Customer's Responsibility. Customer will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format reasonably acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format reasonably acceptable to Boeing, such BFE equipment will not be included in Boeing's Provisioning Data or IPC.

3.4 Other Data. Boeing will submit to Customer listings of raw materials, standard parts and bulk materials to be used by Customer in the maintenance and repair of the Aircraft.

4. Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft.

4.1 Boeing Spare Parts. Customer will place orders for Provisioning Items by June 2001; provided, however, that in those instances where Boeing submits any revision to the Provisioning Data, Customer will place orders for Boeing Spare Parts covered by such revision within 60 days following the date of such submittal. At Customer's request, Boeing will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Customer, provided the final shipment is made no later than 24 months after receipt of the order.

4.2 Supplier Provisioning Items. Customer may place orders with Boeing for Provisioning Items which are manufactured by suppliers or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Customer for any such supplier Provisioning Item will be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the supplier's quoted price to Boeing therefor. If Customer elects to purchase such supplier Provisioning Items from Boeing, Customer will place its orders therefor in accordance with the provisions of Paragraph 4.1, Boeing Spare Parts.

4.3 Ground Support Equipment and Special Tools. Customer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by suppliers which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Customer for such GSE or special tools will be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the supplier's quoted price to Boeing therefor. If Customer elects to purchase such GSE and special tools from Boeing, Customer will place its orders therefor by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

4.4 Spare Engines and Engine Spare Parts. Customer may place orders with Boeing for spare engines and/or engine spare parts which Customer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Customer for such spare engines or such engine spare parts, will be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the engine manufacturer's quoted price to Boeing for the engine, and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the engine manufacturer's quoted price to Boeing for the engine spare parts. If Customer elects to purchase such spare engines or engine spare parts through Boeing, Customer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

4.5 QEC Kits. Boeing will, on or about February 2001, furnish to Customer a listing of all components which could be included in the Quick Engine Change (QEC) kits which may be purchased by Customer from Boeing. Customer agrees to review such listing and indicate by marking on one copy of such listing those components that Customer desires included in its QEC kits. Customer will return such marked copy to Boeing within 30 days after Customer's receipt of such listing. Within 30 days after Boeing's receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Customer and will provide copies of such republished listing to Customer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Customer for the Aircraft. Boeing will furnish to Customer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Customer. Customer agrees to make best efforts to place orders with Boeing for the QEC kits for the Aircraft by April 2001.

4.6 Payment for Provisioning Items. The payment provisions of the Customer Services General Terms Agreement (CSGTA) between Boeing and Customer will be applicable to Provisioning Items ordered by Customer from Boeing for the Aircraft.

5. Delivery.

Boeing will make best effort to deliver to Customer the Spare Parts ordered by Customer in accordance with the provisions of this letter on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by suppliers, directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Customer.

6. Substitution for Obsolete Spare Parts.

6.1 Obligation to Substitute. In the event that, prior to delivery of the first Aircraft pursuant to the Purchase Agreement, any Spare Part purchased by Customer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Customer's request), Boeing will deliver to Customer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Customer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Customer's account with Boeing with the price paid by Customer for any such obsolete or unusable Spare Part and will invoice Customer for the purchase price of any such substitute Spare Part delivered to Customer.

6.2 Delivery of Obsolete Spare Parts and Substitutes Therefor. Obsolete or unusable Spare Parts returned by Customer pursuant to this Item will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate upon confirmation of replacement part if applicable. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer at Boeing's Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

7. Repurchase of Provisioning Items.

7.1 Obligation to Repurchase Peculiar Provisioning Items. During a period commencing 1 year after delivery of the first Aircraft under the Purchase Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Paragraph 7.2, Exceptions, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

7.2 Exceptions. Boeing will not be obligated under Paragraph 7.1, Obligation to Repurchase, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an order was received by Boeing more than 8 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Customer's modification of the Aircraft or (b) design improvements by Boeing or the supplier (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the supplier to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, provided to Boeing pursuant to the Initial Provisioning meeting in Paragraph 2, which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

7.3 Notification and Format. Customer will notify Boeing, in writing, when Customer desires to return Provisioning Items which Customer's review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Customer's notification, Boeing will advise Customer, in writing, when Boeing's review of such summary will be completed, but in no case will the Boeing review be completed more than 30 days after receipt of Customer's notification.

7.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Paragraph 7.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing will advise Customer of the reason that any spare part included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Customer will arrange for shipment of such Provisioning Items accordingly.

7.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a supplier which were purchased pursuant to Paragraph 4, Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft, hereof the repurchase price will not include Boeing's 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or data.

7.6 Delivery of Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss.

Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Customer upon delivery thereof to Customer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, Repurchase of Provisioning Items, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefor, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.

9. Supplier Support.

Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Boeing's customers and/or such customer's designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Customer on or about April 2001 in Boeing Document D6-56115, Volumes 1 and 2. In the event Customer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Customer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such supplier and if such difficulty remains unresolved, Boeing will, if requested by Customer, assist Customer in resolving such difficulty. Assistance will be provided by the Customer Supplier Services organization.

10. Termination for Excusable Delay.

In the event of termination of the Purchase Agreement with respect to any Aircraft pursuant to Article 7 of the AGTA, such termination will, if Customer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Customer had ordered pursuant to the provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

Very truly yours,

THE BOEING COMPANY

By     /s/ J. A. McGarvey

Its     Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:    December 29, 2000

Continental Airlines, Inc.

By        /s/ Gerald Laderman

Its        Senior Vice President - Finance

December 29, 2000

6-1162-JMG-0318

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Aircraft Performance Guarantees

Reference: Purchase Agreement No. 2333 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with mutually agreed upon performance guarantees by January 31, 2001.

Very truly yours,

THE BOEING COMPANY

By    /s/ J. A. McGarvey

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 29, 2000

Continental Airlines, Inc.

By     /s/ Gerald Laderman

Its     Senior Vice President - Finance

December 29, 2000

6-1162-JMG-0319

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Promotional Support

Reference: Purchase Agreement No. 2333 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to make available to Customer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] U.S. Dollars) for Customer's marketing and promotion programs associated with the introduction of the first Aircraft into service, and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each subsequent Aircraft delivered within two years after the delivery of the first Aircraft. These programs may include marketing research; tourism development; corporate identity; direct marketing; video tape, or still photography; planning, design and production of collateral materials; management of promotion programs and advertising campaigns.

Boeing's obligation to provide the support will commence at the time the purchase of the Aircraft becomes firm (not subject to cancellation by either party) and will [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. There will be no cash payments or other support in lieu thereof.

Following the execution of this Letter Agreement, a Boeing Airline Promotion representative will meet with Customer's designated representative to discuss the extent, selection, scheduling, and funds disbursement process for the program.

Very truly yours,

THE BOEING COMPANY

By    /s/ J. A. McGarvey

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:    December  29, 2000

Continental Airlines, Inc.

By     /s/ Gerald Laderman

Its            Senior Vice President - Finance

December 29, 2000

6-1162-JMG-0320

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Special Matters

Reference: Purchase Agreement No. 2333 (the Purchase Agreement)

between The Boeing Company (Boeing) and Continental

Airlines, Inc. (Customer) relating to Model 757-324 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Credit Memoranda.

In consideration of Customer's purchase of Model 757-324 Aircraft, Boeing shall issue at the time of delivery of each Aircraft and Option Aircraft, a credit memorandum in an amount equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The credit memorandum is subject to the same airframe escalation as is used to calculate the Aircraft Price at the time of delivery. The credit memorandum may be used by Customer for the purchase of Boeing goods and services or applied to the balance due at the time of Aircraft delivery.

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 Option Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. Aircraft Invoices.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. Assignment of Credits.

Customer may not assign the credit memoranda described in this Letter Agreement without Boeing's prior written consent [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ J. A. McGarvey

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:     December 29, 2000

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Attorney-In-Fact